                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ M. Colyer Crum
                                         -------------------------
                                             M. Colyer Crum


Dated:  December 28, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Gregory W. Gee, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                          /s/ Gregory W. Gee
                                          -------------------------
                                              Gregory W. Gee


Dated:  January 4, 2000

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ Angus A. MacNaughton
                                         -------------------------
                                             Angus A. MacNaughton


Dated:  January 3, 2000

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that James A. McNulty, III, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ James A. McNulty, III
                                         -------------------------
                                             James A. McNulty, III


Dated:  January 3, 2000

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ C. James Prieur
                                         -------------------------
                                             C. James Prieur


Dated:  January 3, 2000

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ S. Caesar Raboy
                                         -------------------------
                                             S. Caesar Raboy


Dated:  January 3, 2000

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalt, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

         (i) the Registration Statements on Form S-6 of Sun Life Assurance Company of Canada (U.S.) Variable Account I, to be filed with the Securities and Exchange Commission on or about January 6, 2000, and any amendments thereto.

         (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, and Sun Life of Canada (U.S.) Variable Account I or any other variable account established by Sun Life Assurance Company of Canada (U.S.) (the "Company"), and

         (iii)any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ Donald A. Stewart
                                         -------------------------
                                             Donald A. Stewart


Dated:  January 3, 2000